EXHIBIT 32.1 CERTIFICATION OF PRESIDENT (CHIEF EXECUTIVE OFFICER) AND CHIEF FINANCIAL OFFICER

         CERTIFICATION OF PRESIDENT (CHIEF EXECUTIVE OFFICER) AND CHIEF
              FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the President and Chief Operating Officer (COO) and the Principal Financial Officer (CFO) of SecureCare Technologies, Inc. (the "Company") each hereby certifies that to his knowledge on the date hereof: (1) The Annual Report on Form 10-KSB of the Company, for the year ended December 31, 2003, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                      Dated:  April 26, 2004    By: /s/ ROBERT WOODROW
                                                    ----------------------------
                                                    Robert Woodrow,
                                                    President and Chief
                                                    Operating Officer


                      Dated:  April 26, 2004    By: /s/ Neil Burley
                                                    ----------------------------
                                                    Neil Burley,
                                                    Chief Financial Officer